Exhibit 10.1(d)

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 23, 2014 (this “Fourth Amendment”), among UNIVISION COMMUNICATIONS INC., a Delaware corporation (the “US Borrower”), UNIVISION OF PUERTO RICO INC., a Delaware corporation (the “Subsidiary Borrower” and, together with the US Borrower, the “Borrowers” and, each, a “Borrower”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as Administrative Agent under the Credit Agreement (as each such term is defined below), the Replacement First-Lien Term Loan Lenders (as defined below) party hereto and certain Lenders (as defined below) party hereto constituting the Required Lenders under, and as defined in, the Credit Agreement (the “Required Lenders”).

WHEREAS, the Borrowers have previously entered into that certain Credit Agreement, dated as of March 29, 2007, as amended as of June 19, 2009, as amended and restated as of October 26, 2010, as further amended as of August 21, 2012, as further amended as of February 28, 2013 and as further amended as of May 29, 2013 (as the same has been so amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (the “Lenders”), and DBNY, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and first-lien collateral agent and the other agents party thereto.

WHEREAS, the Borrowers have requested, and (a) the Persons party hereto as “Replacement Converting First-Lien Term Loan Lenders” (the “Replacement Converting First-Lien Term Loan Lenders”) have agreed, subject to the terms and conditions contained herein and in the Credit Agreement (as amended hereby) to convert all or a portion of their (i) 2013 Converted Existing First-Lien Term Loans, (ii) 2013 Converted Extended First-Lien Term Loans and (iii) 2013 New First-Lien Term Loans, in each case, into Replacement Converted First-Lien Term Loans (as defined in the Credit Agreement as amended hereby) in a principal amount for each such Replacement Converting First-Lien Term Loan Lender equal to its Allocated Replacement Term Loan Conversion Amount (as such term is defined in the Credit Agreement as amended hereby) and (b) each Person party hereto as a “Replacement New First-Lien Term Loan Lender” (each, a “Replacement New First-Lien Term Loan Lender” and, together with the Replacement Converting First-Lien Term Loan Lenders, the “Replacement First-Lien Term Loan Lenders”) has severally agreed to make, subject to the terms and conditions contained herein and in the Credit Agreement (as amended hereby), a Replacement New First-Lien Term Loan (as defined in the Credit Agreement as amended hereby) in an aggregate principal amount equal to its Replacement New First-Lien Term Loan Commitment (as defined in the Credit Agreement as amended hereby).

WHEREAS, in accordance with Section 9.08 of the Credit Agreement, the Borrowers have requested, and the Administrative Agent, the Required Lenders and each Replacement First-Lien Term Loan Lender have agreed, to amend and waive certain provisions of the Credit Agreement on the terms and subject to the conditions set forth herein.

WHEREAS, (i) each of Deutsche Bank Securities Inc. (“DBSI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Barclays Bank PLC (“Barclays”), Credit Suisse Securities (USA) LLC (“CS Securities”), Wells Fargo Securities, LLC (“Wells”),

JPMorgan Chase Bank, N.A. (“JPM”), Natixis, New York Branch (“Natixis”) and Mizuho Bank, Ltd. (“Mizuho”) shall act as joint lead arrangers and joint book running managers, (ii) each of DBSI and MLPFS shall act as syndication agent and (iii) each of Barclays, CS Securities, Wells (on behalf of Wells Fargo Bank, N.A.), JPM, Natixis and Mizuho shall act as co-documentation agents, in each case with respect to this Fourth Amendment and the Replacement First-Lien Term Loans (as defined in the Credit Agreement as amended hereby) provided for hereunder.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; Rules of Construction. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement or, if not defined therein, the Credit Agreement as amended hereby. The rules of construction specified in Sections 1.02 through 1.12 of the Credit Agreement shall apply to this Fourth Amendment, including the terms defined in the preamble and recitals hereto.

SECTION 2. Amendments to the Credit Agreement. (a) Effective as of the Fourth Amendment Effective Date (as defined below), and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended to (i) incorporate the changes reflected in the redlined version of the Credit Agreement attached hereto as Annex A and (ii) incorporate as Schedule 2.11(A) to the Credit Agreement the schedule attached hereto as Annex B.

(b) Each Person executing this Fourth Amendment in its capacity as a Replacement First-Lien Term Loan Lender shall become (or, if already a Lender prior to the Fourth Amendment Effective Date, remain) a “Lender” and a “First-Lien Lender” under the Credit Agreement (as amended hereby) and shall be bound by the provisions of the Credit Agreement as a Lender holding (i) the Replacement New First-Lien Term Loan Commitments and Replacement New First-Lien Term Loans, in the case of all Replacement New First-Lien Term Loan Lenders and (ii) Replacement Converted First-Lien Term Loans, in the case of all Replacement Converting First-Lien Term Loan Lenders, as the case may be.

(c) Immediately following the incurrence of the Replacement New First-Lien Term Loans and the Replacement Converted First-Lien Term Loans (pursuant to the Replacement Term Loan Conversion) on the Fourth Amendment Effective Date, all such Replacement New First-Lien Term Loans and Replacement Converted First-Lien Term Loans shall automatically (and without any further action or notice by any party) be consolidated into a single Class of Replacement First-Lien Term Loans for all purposes of the Credit Agreement (as modified by this Fourth Amendment) and the other Loan Documents (the “Replacement Term Loan Consolidation”).

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Fourth Amendment, the Borrowers hereby represent and warrant to each other party hereto that, as of the Fourth Amendment Effective Date: (i) this Fourth Amendment has been duly authorized, executed and delivered by it and each of this Fourth Amendment and the Credit Agreement (as amended hereby) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) at the time of or after giving effect to this Fourth Amendment and the transactions contemplated by this Fourth Amendment, no Default or Event of Default has occurred and is continuing; (iii) the execution, delivery and performance of this Fourth Amendment and the performance of the Credit Agreement (as amended hereby), the incurrence of the Replacement New First-Lien Term Loans, the incurrence of the Replacement Converted First-Lien Term Loans pursuant to the Replacement Term Loan Conversion and the Replacement Term Loan Consolidation, in each case, (x) shall not violate any provision of (1) any applicable law, statute, rule or regulation or order of any Governmental Authority, (2) the certificate or articles of incorporation, bylaws or other constitutive documents of any Loan Party, (3) the Senior Secured Notes Documentation, the New Senior Notes Documentation or any indenture, security documents and/or other agreement governing the Additional Senior Secured Notes and all documentation delivered pursuant thereto, or (4) any other indenture, agreement or other instrument to which the US Borrower or any of its Restricted Subsidiaries is a party or by which any of them or any of their property is bound, (y) will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under or give rise to any right to require the prepayment, repurchase or redemption of any obligation under (1) the Senior Secured Notes Documentation, the New Senior Notes Documentation or any indenture, security documents and/or other agreement governing the Additional Senior Secured Notes and all documentation delivered pursuant thereto, or (2) any other such indenture, agreement or other instrument or (z) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrowers or any Restricted Subsidiary (other than Permitted Liens), except, with respect to clauses (x)(1), (x)(4), (y)(2) or (z) above to the extent that such violation, conflict, breach, default, or creation or imposition of Lien could not reasonably be expected to result in a Material Adverse Effect.

SECTION 4. Conditions of Effectiveness of this Fourth Amendment. This Fourth Amendment shall become effective as of the first date (the “Fourth Amendment Effective Date”) on which each of the following conditions shall have been satisfied (which, in the case of clause (e) below, may be substantially concurrent with the satisfaction of the other conditions specified below):

(a) The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrowers, each of the other Loan Parties, the Lenders constituting Required Lenders, the Administrative Agent and Replacement First-Lien Term Loan Lenders agreeing to provide Replacement First-Lien Term Loans (either pursuant to a Conversion Election (in the case of Replacement Converting First-Lien Term Loan Lenders) or by the provision of Replacement New First-Lien Term Loan Commitments (in the case of Replacement New First-Lien Term Loan Lenders), as the case may be) having an initial aggregate principal amount of at least $1,500,000,000.

(b) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the US Borrower certifying that the conditions precedent set forth in Sections 4.01(b) and (c) of the Credit Agreement have been satisfied on and as of the Fourth Amendment Effective Date.

(c) The Administrative Agent shall have received a legal opinion of Sidley Austin LLP, special counsel to the Borrowers, addressed to the Lenders, the Replacement First-Lien Term Loan Lenders and the Administrative Agent, dated the Fourth Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received (i) a certificate from the Chief Financial Officer of the US Borrower in form and substance reasonably satisfactory to the Administrative Agent, certifying that, after giving effect to this Fourth Amendment, the US Borrower and its Restricted Subsidiaries (on a consolidated basis) are Solvent, (ii) a certificate of good standing (or subsistence) with respect to each Loan Party from the Secretary of State (or similar official) of the State of such Loan Party’s jurisdiction of organization (to the extent relevant and available in the jurisdiction of organization of such Loan Party) and (iii) a closing certificate executed by a Responsible Officer of each Borrower, dated the Fourth Amendment Effective Date, reasonably acceptable to the Administrative Agent, certifying as to the incumbency and specimen signature of each officer of a Loan Party executing this Fourth Amendment or any other document delivered in connection herewith on behalf of any Loan Party and attaching (A) a true and complete copy of the certificate of incorporation (or other applicable charter document) of each of the Borrowers, including all amendments thereto, as in effect on the Fourth Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (d)(ii) above, (B) a true and complete copy of the by-laws (or other applicable operating agreements) of each Borrower as in effect on the Fourth Amendment Effective Date, and (C) a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body or any committee thereof) of each Loan Party authorizing the execution, delivery and performance of this Fourth Amendment and the performance of the Credit Agreement (as amended by this Fourth Amendment) and the other Loan Documents and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(e) An amount equal to the Net Cash Proceeds from the incurrence of the Replacement New First-Lien Term Loans, less the sum of all accrued but unpaid interest with respect to the 2013 Converted Existing First-Lien Term Loans, 2013 Converted Extended First-Lien Term Loans and 2013 New First-Lien Term Loans, in each case to be prepaid as of the Fourth Amendment Effective Date, shall have been applied (immediately following the consummation of the Replacement Term Loan Conversion) to make an optional prepayment of 2013 Converted Existing First-Lien Term Loans, 2013 Converted Extended First-Lien Term Loans and 2013 New First-Lien Term Loans not subject to the Replacement Term Loan Conversion (on a ratable basis between such Classes) pursuant to, and in accordance with the requirements of, Section 2.12 of the Credit Agreement (as modified hereby) and all accrued but unpaid interest, fees and premiums (if any) with respect to all such 2013 Converted Existing First-Lien Term Loans, 2013 Converted Extended First-Lien Term Loans, and 2013 New First-Lien Term Loans (irrespective of whether such accrued amounts are otherwise then due and payable by the terms of the Credit Agreement), as well as any amounts payable pursuant to Section 2.16 of the Credit Agreement (as modified hereby), shall have been paid in full.

(f) The Borrowers, the Loan Parties and the Collateral Agent shall have duly executed and delivered to the Administrative Agent a “Representative Supplement” with respect to the First-Lien Intercreditor Agreement, dated the Fourth Amendment Effective Date, in substantially the form attached as Annex II to the First-Lien Intercreditor Agreement.

SECTION 5. Post-Closing Requirements. At the request of the Administrative Agent, within 60 days after the Fourth Amendment Effective Date (or such later date as may be acceptable to the Administrative Agent in its sole discretion), the US Borrower shall deliver to the Administrative Agent:

(a) an amendment to each existing First-Lien Mortgage, in form and substance reasonably acceptable to the Administrative Agent;

(b) an opinion of counsel in each state where each First-Lien Mortgage amendment is to be recorded, in form and substance and from counsel reasonably acceptable to the Administrative Agent; and

(c) a title search confirming that each existing First-Lien Mortgage, as amended, is a first priority Lien on the property encumbered thereby, subject to Permitted Liens.

SECTION 6. Waivers and Consents to Credit Agreement. The Required Lenders hereby waive (and direct the Administrative Agent to waive), (i) the provisions of Section 2.03 of the Credit Agreement requiring three Business Days’ prior written notice of the proposed Eurodollar Borrowing of the Replacement First-Lien Term Loans on the Fourth Amendment Effective Date and (ii) subject to Section 2.16 of the Credit Agreement, the provision in Section 2.12 of the Credit Agreement requiring three Business Days’ prior written notice of the prepayment of Term Loans maintained as Eurodollar Loans to the extent (and only to the extent) financed with the proceeds of Replacement New First-Lien Term Loans and/or Additional Senior Secured Notes, but only so long as the Borrowers shall have provided the Administrative Agent notice of the proposed Borrowing of Replacement New First-Lien Term Loans and/or issuance of Additional Senior Secured Notes and the prepayment of the Term Loans before 12:00 noon (New York time) on the Business Day on which such Borrowing, termination or prepayment is to be made, and subject, in the case of preceding clause (i), to the terms of Section 2.10(c) of the Credit Agreement (as amended hereby).

SECTION 7. Effect of Amendment. (a) Except as expressly set forth in this Fourth Amendment or in the Credit Agreement, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents (including all Replacement First-Lien Term Loans), in each case, as amended by this Fourth Amendment.

Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document, in each case shall be deemed a reference to the Credit Agreement (as amended by this Fourth Amendment). This Fourth Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c) The parties hereto confirm that no novation of any kind has occurred as a result of, or in connection with, this Fourth Amendment or otherwise, any such novation being hereby expressly disclaimed.

SECTION 8. Costs and Expenses. The Borrowers hereby agree to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Fourth Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in each case, as required to be reimbursed pursuant to the Credit Agreement.

SECTION 9. Reaffirmation. By executing and delivering a counterpart hereof, (i) each Borrower hereby agrees that all Loans incurred by the Borrowers (including, without limitation, the Replacement New First-Lien Term Loans incurred by the US Borrower and the Replacement Converted First-Lien Term Loans incurred pursuant to the Replacement Term Loan Conversion) and all Revolving Credit Exposure shall be guaranteed pursuant to the First-Lien Guarantee and Collateral Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the First-Lien Security Documents in accordance with the terms and provisions thereof and (ii) each Borrower and each other Loan Party hereby (A) agrees that, notwithstanding the effectiveness of this Fourth Amendment, after giving effect to this Fourth Amendment, the First-Lien Security Documents continue to be in full force and effect and (B) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document (including the Replacement New First-Lien Term Loans and the Replacement Converted First-Lien Term Loans), in each case after giving effect to this Fourth Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the First-Lien Security Documents to secure such Obligations, all as provided in the First-Lien Security Documents, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Fourth Amendment.

SECTION 10. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 9.07 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS FOURTH AMENDMENT AND SHALL APPLY TO THIS FOURTH AMENDMENT, MUTATIS MUTANDIS.

SECTION 11. Counterparts. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission (including in “.pdf” or “.tif” format) of an executed counterpart of a signature page to this Fourth Amendment shall be effective as delivery of an original executed counterpart of this Fourth Amendment.

SECTION 12. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Fourth Amendment.

SECTION 13. Severability. Section 9.12 of the Credit Agreement is hereby incorporated by reference into this Fourth Amendment and shall apply to this Fourth Amendment mutatis mutandis.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

UNIVISION COMMUNICATIONS INC.

By:	/s/ Peter H. Lori
	Name:	Peter H. Lori
	Title:	Executive Vice President and
Chief Accounting Officer

UNIVISION OF PUERTO RICO INC.

By:	/s/ Peter H. Lori
	Name:	Peter H. Lori
	Title:	Executive Vice President and
Chief Accounting Officer

Signature Page to Univision Fourth Amendment

BROADCAST MEDIA PARTNERS HOLDINGS, INC.

By:	/s/ Andrew W. Hobson
	Name:	Andrew W. Hobson
	Title:	Senior Executive Vice President
and Chief Financial Officer

Signature Page to Univision Fourth Amendment

EL TRATO, INC.
GALAVISION, INC.
HPN NUMBERS, INC.
KAKW LICENSE PARTNERSHIP, L.P.
KCYT-FM LICENSE CORP.
KDTV LICENSE PARTNERSHIP, G.P.
KECS-FM LICENSE CORP.
KESS-AM LICENSE CORP.
KESS-TV LICENSE CORP.
KFTV LICENSE PARTNERSHIP, G.P.
KHCK-FM LICENSE CORP.
KICI-AM LICENSE CORP.
KICI-FM LICENSE CORP.
KLSQ-AM LICENSE CORP.
KLVE-FM LICENSE CORP.
KMEX LICENSE PARTNERSHIP, G.P.
KMRT-AM LICENSE CORP.
KTNQ-AM LICENSE CORP.
KTVW LICENSE PARTNERSHIP, G.P.
KUVI LICENSE PARTNERSHIP, G.P.
KUVN LICENSE PARTNERSHIP, L.P.
KUVS LICENSE PARTNERSHIP, G.P.
KWEX LICENSE PARTNERSHIP, L.P.
KXLN LICENSE PARTNERSHIP, L.P.
LICENSE CORP. NO. 1
LICENSE CORP. NO. 2
NEW UNIVISION DEPORTES, LLC
NEW UNIVISION ENTERPRISES, LLC
PTI HOLDINGS, INC.
SERVICIO DE INFORMACION PROGRAMATIVA, INC.
STATION WORKS, LLC
THE UNIVISION NETWORK LIMITED PARTNERSHIP
TICHENOR LICENSE CORPORATION
TMS LICENSE CALIFORNIA, INC.
UFERTAS, LLC
UNIMAS ALBUQUERQUE LLC
UNIMAS BAKERSFIELD LLC
UNIMAS BOSTON LLC
UNIMAS D.C. LLC
UNIMAS DALLAS LLC
UNIMAS FRESNO LLC
UNIMAS HOUSTON LLC
UNIMAS LOS ANGELES LLC
UNIMAS MIAMI LLC
UNIMAS NETWORK
UNIMAS OF SAN FRANCISCO, INC.
UNIMAS ORLANDO INC.
UNIMAS PARTNERSHIP OF DOUGLAS
UNIMAS PARTNERSHIP OF FLAGSTAFF
UNIMAS PARTNERSHIP OF FLORESVILLE
UNIMAS PARTNERSHIP OF PHOENIX
UNIMAS PARTNERSHIP OF SAN ANTONIO
UNIMAS PARTNERSHIP OF TUCSON
UNIMAS SACRAMENTO LLC
UNIMAS SAN FRANCISCO LLC
UNIMAS SOUTHWEST LLC
UNIMAS TAMPA LLC
UNIMAS TELEVISION GROUP, INC.
UNIVISION 24/7 LLC
UNIVISION ATLANTA LLC
UNIVISION CLEVELAND LLC
UNIVISION DEPORTES, LLC
UNIVISION EMERGING NETWORKS, LLC

UNIVISION ENTERPRISES, LLC
UNIVISION FINANCIAL MARKETING, INC.
UNIVISION HOME ENTERTAINMENT, INC.
UNIVISION INTERACTIVE MEDIA, INC.
UNIVISION INVESTMENTS, INC.
UNIVISION LOCAL MEDIA INC.
UNIVISION MANAGEMENT CO.
UNIVISION NETWORK PUERTO RICO PRODUCTION LLC
UNIVISION NETWORKS & STUDIOS, INC.
UNIVISION NEW YORK LLC
UNIVISION OF ATLANTA INC.
UNIVISION OF NEW JERSEY INC.
UNIVISION OF PUERTO RICO INC.
UNIVISION OF PUERTO RICO REAL ESTATE COMPANY
UNIVISION OF RALEIGH, INC.
UNIVISION PHILADELPHIA LLC
UNIVISION PUERTO RICO STATION ACQUISITION COMPANY
UNIVISION PUERTO RICO STATION OPERATING COMPANY
UNIVISION PUERTO RICO STATION PRODUCTION COMPANY
UNIVISION RADIO CORPORATE SALES, INC.
UNIVISION RADIO FLORIDA, LLC
UNIVISION RADIO FRESNO, INC.
UNIVISION RADIO GP, INC.
UNIVISION RADIO HOUSTON LICENSE CORPORATION
UNIVISION RADIO INVESTMENTS, INC.
UNIVISION RADIO LAS VEGAS, INC.
UNIVISION RADIO LICENSE CORPORATION
UNIVISION RADIO LOS ANGELES, INC.
UNIVISION RADIO NEW MEXICO, INC.
UNIVISION RADIO NEW YORK, INC.
UNIVISION RADIO PHOENIX, INC.
UNIVISION RADIO SAN DIEGO, INC.
UNIVISION RADIO SAN FRANCISCO, INC.
UNIVISION RADIO, INC.
UNIVISION SERVICES, INC.
UNIVISION STUDIOS, LLC
UNIVISION TELEVISION GROUP, INC.
UNIVISION TEXAS STATIONS LLC
UNIVISION TLNOVELAS, LLC
UNIVISION IP HOLDINGS, LLC
UVN TEXAS L.P.
WADO RADIO, INC.
WADO-AM LICENSE CORP.
WGBO LICENSE PARTNERSHIP, G.P.
WLTV LICENSE PARTNERSHIP, G.P.
WLXX-AM LICENSE CORP.
WPAT-AM LICENSE CORP.
WQBA-AM LICENSE CORP.
WQBA-FM LICENSE CORP.
WXTV LICENSE PARTNERSHIP, G.P.

By:	/s/ Peter Lori
Name:	Peter Lori
Title:	Executive Vice President and Chief Accounting Officer

Signature Page to Univision Fourth Amendment

UNIMAS CHICAGO LLC
UNIVISION RADIO BROADCASTING PUERTO RICO, L.P.
UNIVISION RADIO BROADCASTING TEXAS, L.P.
UNIVISION RADIO ILLINOIS, INC.
WLII/WSUR LICENSE PARTNERSHIP, G.P.
WUVC LICENSE PARTNERSHIP G.P.

By:	/s/ Peter Lori
Name:	Peter Lori
Title:	Vice President, Assistant Secretary and Assistant Treasurer

Signature Page to Univision Fourth Amendment

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and Replacement New First-Lien Term Loan Lender

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

Signature Page to Univision Fourth Amendment

SCHEDULE 1

REPLACEMENT NEW FIRST-LIEN TERM LOAN COMMITMENTS

Replacement New First-Lien Term Loan Lender	Replacement New First-Lien Term Loan Commitment
Deutsche Bank AG New York Branch	$288,372,051.03